POTOMAC ELECTRIC POWER COMPANY

                               AND

                      THE BANK OF NEW YORK,
                             Trustee

                       ___________________


                     SENIOR DEBT SECURITIES


                       ___________________


                            INDENTURE

                Dated as of ____________ __, 1998

                       ___________________

         Certain Sections of this Indenture relating to
           Sections 310 through 318, inclusive, of the
                  Trust Indenture Act of 1939:

Trust Indenture                                   Indenture
Act Section                                        Section
---------------                                   ---------

Section 310  (a)(1) ...........................   609
             (a)(2) ...........................   609
             (a)(3) ...........................   Not Applicable
             (a)(4) ...........................   Not Applicable
             (a)(5) ...........................   609
             (b)...............................   608, 610
Section 311  (a)...............................   613
             (b)...............................   613
Section 312  (a)...............................   701, 702(a)
             (b)...............................   702(b)
             (c)...............................   702(c)
Section 313  (a)...............................   703(a)
             (b)...............................   703(a)
             (c)...............................   703(a)
             (d)...............................   703(b)
Section 314  (a)...............................   704
             (a)(4) ...........................   101, 1007
             (b)(1)............................   303(c)
             (b)(2)............................   1008
             (c)(1) ...........................   102
             (c)(2) ...........................   102
             (c)(3) ...........................   Not Applicable
             (d)(1)............................        1409
             (d)(2)............................        1403
             (d)(3) ...........................   Not Applicable
             (e)...............................   102
Section 315  (a)...............................   601(a)
             (b)...............................   602
             (c)...............................   601(b)
             (d)...............................   601
             (e)...............................   514
Section 316  (a)...............................   101
             (a)(1)(A).........................   502, 512
             (a)(1)(B).........................   513
             (a)(2)............................   Not Applicable
             (b)...............................   508
             (c)...............................   104(c)
Section 317  (a)(1)............................   503(b)
             (a)(2)............................   504
             (b)...............................        1004
Section 318  (a)...............................   108

______________

NOTE:          This reconciliation and tie shall not, for any
purpose, be deemed to be a part of the Indenture.

                        TABLE OF CONTENTS

                                                            Page
                                                            ----

PARTIES ..................................................
RECITALS OF THE COMPANY ..................................

                           ARTICLE ONE
     Definitions and Other Provisions of General Application

Section 101.   Definitions ...............................
Section 102.   Compliance Certificates and Opinions ......
Section 103.   Form of Documents Delivered to Trustee ....
Section 104.   Acts of Holders; Record Dates .............
Section 105.   Notices, Etc., to Trustee and Company .....
Section 106.   Notice to Holders; Waiver .................
Section 107.   Language of Notices .......................
Section 108.   Conflict with Trust Indenture Act .........
Section 109.   Effect of Headings and Table of Contents...
Section 110.   Successors and Assigns ....................
Section 111.   Separability Clause .......................
Section 112.   Benefits of Indenture .....................
Section 113.   Governing Law .............................
Section 114.   Legal Holidays ............................

                           ARTICLE TWO
                         Security Forms

Section 201.   Forms Generally ...........................
Section 202.   Form of Legend for Global Security ........
Section 203.   Form of Trustee's Certificate of
                 Authentication ..........................

                          ARTICLE THREE
                         The Securities

Section 301.   Amount Unlimited; Issuable in Series.......
Section 302.   Denominations..............................
Section 303.   Execution, Authentication, Delivery and
               Dating.....................................
Section 304.   Temporary Securities.......................
Section 305.   Registration, Registration of Transfer and
               Exchange...................................
Section 306.   Mutilated, Destroyed, Lost and Stolen
               Securities.................................
Section 307.   Payment of Interest; Interest Rights
               Preserved..................................
Section 308.   Persons Deemed Owners......................
Section 309.   Cancellation...............................
Section 310.   Computation of Interest....................
Section 311.   CUSIP Numbers..............................
______________
NOTE:          This table of contents shall not, for any purpose,
be deemed to be a part of the Indenture.

                                                            Page
                                                            ----

                          ARTICLE FOUR
                   Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture....
Section 402.   Application of Trust Money.................

                          ARTICLE FIVE
                            Remedies

Section 501.   Events of Default..........................
Section 502.   Acceleration of Maturity; Rescission and
               Annulment..................................
Section 503.   Collection of Indebtedness
Section 504.   Suits for Enforcement by Trustee ..........
Section 505.   Trustee May File Proofs of Claim...........
Section 506.   Trustee May Enforce Claims Without
               Possession of Securities...................
Section 507.   Application of Money Collected.............
Section 508.   Limitation on Suits........................
Section 509.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest............
Section 510.   Restoration of Rights and Remedies.........
Section 511.   Rights and Remedies Cumulative.............
Section 512.   Delay or Omission Not Waiver...............
Section 513.   Control by Holders.........................
Section 514.   Waiver of Past Defaults....................
Section 515.   Undertaking for Costs......................
Section 516.   Waiver of Stay or Extension Laws...........
Section 517.   Notice of Defaults.........................
Section 518.   Defaults under the Mortgage ...............

                           ARTICLE SIX
                           The Trustee

Section 601.   Certain Duties and Responsibilities........
Section 602.   Certain Rights of Trustee..................
Section 603.   Not Responsible for Recitals or Issuance of
               Securities.................................
Section 604.   May Hold Securities........................
Section 605.   Money Held in Trust........................
Section 606.   Compensation and Reimbursement.............
Section 607.   Disqualification; Conflicting Interests....
Section 608.   Corporate Trustee Required; Eligibility....
Section 609.   Resignation and Removal; Appointment of
               Successor..................................
Section 610.   Acceptance of Appointment by Successor.....

______________
NOTE:          This table of contents shall not, for any purpose,
be deemed to be a part of the Indenture.

                                                            Page
                                                            ----

Section 611.   Merger, Conversion, Consolidation or
               Succession to Business.....................
Section 612.   Preferential Collection of Claims Against
               Company....................................
Section 613.   Appointment of Authenticating Agent........

                          ARTICLE SEVEN
        Holders' Lists and Reports by Trustee and Company

Section 701.   Company to Furnish Trustee Names and
               Addresses of Holders.......................
Section 702.   Preservation of Information; Communications to
               Holders....................................
Section 703.   Reports by Trustee.........................
Section 704.   Reports by Company.........................

                          ARTICLE EIGHT
      Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company May Consolidate, Etc., Only on
               Certain Terms..............................
Section 802.   Successor Corporation to be Substituted....
Section 803.   Opinion of Counsel to Be Given Trustee.....

                          ARTICLE NINE
                     Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of
               Holders....................................
Section 902.   Supplemental Indentures with Consent of
               Holders....................................
Section 903.   Execution of Supplemental Indentures.......
Section 904.   Effect of Supplemental Indentures..........
Section 905.   Conformity with Trust Indenture Act........
Section 906.   Reference in Securities to Supplemental
               Indentures.................................

                           ARTICLE TEN
                            Covenants

Section 1001.  Payment of Principal, Premium and
               Interest.................................
Section 1002.  Maintenance of Office or Agency............
Section 1003.  Vacancy in the Office of Trustee...........
Section 1004.  Money for Securities Payments to Be
               Held in Trust............................

_______________
NOTE:          This table of contents shall not, for any purpose,
be deemed to be a part of the Indenture.

                                                            Page
                                                            ----

Section 1005.  Officers' Certificate Concerning Defaults;
               Notices of Default under Mortgage........
Section 1006.  Liens......................................
Section 1007.  Limitation on Sale and Leaseback
               Transactions.............................
Section 1008.  Perfection of Security Interests ..........
Section 1009.  Calculation of Original Issue Discount.....

                         ARTICLE ELEVEN
                    Redemption of Securities

Section 1101.  Applicability of Article...................
Section 1102.  Election to Redeem; Notice to Trustee......
Section 1103.  Selection by Trustee of Securities to Be
               Redeemed...................................
Section 1104.  Notice of Redemption.......................
Section 1105.  Deposit of Redemption Price................
Section 1106.  Securities Payable on Redemption Date......
Section 1107.  Securities Redeemed in Part................

                         ARTICLE TWELVE
                          Sinking Funds

Section 1201.  Applicability of Article...................
Section 1202.  Satisfaction of Sinking Fund Payments with
               Securities.................................
Section 1203.  Redemption of Securities for Sinking Fund..

                        ARTICLE THIRTEEN
               Defeasance and Covenant Defeasance

Section 1301.  Applicability of Article; Company's
               Option to Effect Defeasance or
               Covenant Defeasance......................
Section 1302.  Defeasance and Discharge...................
Section 1303.  Covenant Defeasance........................
Section 1304.  Conditions to Defeasance or Covenant
               Defeasance...............................
Section 1305.  Deposited Money and U.S. Government
               Obligations to be Held in Trust; Other
               Miscellaneous Provisions................
Section 1306.  Reinstatement..............................

                        ARTICLE FOURTEEN
                            Security

Section 1401.  Applicability of Article...................
_______________
NOTE:          This table of contents shall not, for any purpose,
be deemed to be a part of the Indenture.

                                                            Page
                                                            ----

Section 1402.  Delivery of First Mortgage Bonds to
               Trustee..................................
Section 1403.  Authentication of Securities...............
Section 1404.  First Mortgage Bonds as Security for
               Securities...............................
Section 1405.  No Other Security; No Modification of
               Mortgage.................................
Section 1406.  Payments on First Mortgage Bonds...........
Section 1407.  Certain Responsibilities of Trustee with
               Respect to First Mortgage Bonds..........
Section 1408.  Permitted Transfers of First Mortgage
               Bonds by the Trustee.....................
Section 1409.  Release of First Mortgage Bonds............
Section 1410.  Further Assurances.........................

                         ARTICLE FIFTEEN
            Immunity of Incorporators, Stockholders,
                     Officers and Directors

Section 1501.  Indenture, Securities and First Mortgage
               Bonds Solely Corporate Obligations .......

TESTIMONIUM...............................................

SIGNATURES AND SEALS......................................

ACKNOWLEDGMENTS...........................................






______________
NOTE:          This table of contents shall not, for any purpose,
be deemed to be a part of the Indenture.

          This INDENTURE, dated as of __________ __, 1998, is entered into between Potomac Electric Power Company, a corporation duly organized and existing under the laws of the District of Columbia and the Commonwealth of Virginia (herein called the "Company"), having its principal offices at 1900 Pennsylvania Avenue, N.W., Washington, D.C. 20068, and The Bank of New York, a New York banking corporation, as trustee (herein called the "Trustee"), having its Corporate Trust Office (as hereinafter defined) at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                     RECITALS OF THE COMPANY

          WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided;

          WHEREAS, the Securities to be issued hereunder may include one or more series of Securities that are secured by First Mortgage Bonds (as hereinafter defined) issued under the Mortgage (as hereinafter defined), but with such security to remain in effect only for so long as any First Mortgage Bonds issued under the Mortgage (other than the First Mortgage Bonds that secure Securities issued under this Indenture) remain outstanding, at which time each series of Securities issued under this Indenture that is secured by First Mortgage Bond would cease to be so secured; and

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          In order to declare the terms and conditions upon which Securities are to be authenticated, issued and delivered, and for and in consideration of the premises and the purchase of the Securities by the Holders thereof, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of all Holders of the Securities and of any series thereof, as follows:

                           ARTICLE ONE

                Definitions and Other Provisions
                     of General Application

Section 101.   Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (i)   the terms defined in this Article One
     have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (ii)  all other terms used herein that are
     defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                    (iv)  the words "herein", "hereof" and
     "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the
           ---
meaning specified in Section 104.

          "Affiliate" of any specified Person means any other
           ---------
Person directly or indirectly controlling or controlled by or under
direct or indirect common control with such specified Person.   For
the purposes of this definition, "control" when used with respect
                                  -------
to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the
           --------------------
Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Board of Directors" means either the Board of Directors
           ------------------
of the Company or any duly authorized committee of the Board or Directors to which the Board of Directors shall have delegated its authority to act hereunder.


          "Board Resolution" means a copy of a resolution that is
           ----------------
certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and that is delivered to the Trustee.

          "Business Day", when used with respect to any Place of
           ------------
Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Capitalization" shall mean the total of all the
           --------------
following items appearing on, or included in, the consolidated balance sheet of the Company: (i) liabilities for Indebtedness maturing more than twelve months from the date of determination and
(ii) common stock, preferred stock, Hybrid Preferred Securities, premium on capital stock, capital surplus, capital in excess of par value, and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury.

          "Commission" means the Securities and Exchange
           ----------
Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the
           -------
first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Order" or "Company Request" means a written
           -------------      ---------------
order or request delivered to the Trustee that is signed in the name of the Company (i) by the Chairman of the Board, the President, a Vice President, the Chief Financial Officer or the Controller and (ii) by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

          "Company Sale" has the meaning specified in Section 801.
           ------------

          "Corporate Trust Office" means the office of the Trustee
           ----------------------
at which at any particular time its corporate trust business shall be principally administered, which initially shall be the address set forth in the first paragraph of this Indenture.

          "Corporation" (whether or not capitalized) means a
           -----------
corporation, association, company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section
           ------------------
307(b).

          "Defeasible Covenant" has the meaning specified in
           -------------------
Section 1303.

          "Depositary" means, with respect to the Securities of any
           ----------
series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 301, which Person shall be a "clearing agency" registered under the Exchange Act; and if at any time there is more than one such Person, "Depositary", as used with respect to the Securities of any series, shall mean the Depositary with respect to the Securities of such series.

          "Event of Default" has the meaning specified in Section
           ----------------
501.

          "Exchange Act" means the Securities Exchange Act of 1934,
           ------------
as it may be amended, and any successor act thereto.

          "First Mortgage Bonds" shall mean mortgage bonds issued
           --------------------
and outstanding under the Mortgage.

          "Funded Debt" of any Person means all Indebtedness of
           -----------
such Person that will mature, pursuant to a mandatory sinking fund or prepayment provision or otherwise, and all installments of Indebtedness that will fall due, more than one year from the date of determination. In calculating the maturity of any Indebtedness, there shall be included the term of any unexercised right of the debtor to renew or extend such Indebtedness existing at the time of determination.

          "GAAP" means United States generally accepted accounting
           ----
principles applied on a consistent basis.

          "Global Security" means a Security bearing the legend
           ---------------
prescribed in Section 202 (or such legend as may be specified as contemplated by Section 301 for such Securities) evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or to its nominee, and registered in the name of such Depositary or nominee.

          "Holder" means a Person in whose name a Security is
           ------
registered in the Security Register.

          "Hybrid Preferred Securities" shall mean any preferred
           ---------------------------
securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:

               (i) such Hybrid Preferred Securities Subsidiary uses substantially all of the proceeds from the issuance of such preferred securities to purchase Junior Subordinated Indebtedness issued by the Company;

               (ii)  such preferred securities contain terms
providing for the deferral of interest payments corresponding to provisions, if any, providing for the deferral of interest payments on the Junior Subordinated Indebtedness; and

               (iii) the Company makes periodic interest payments on the Junior Subordinated Indebtedness, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.

          "Hybrid Preferred Securities Subsidiary" shall mean any
           --------------------------------------
business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly owned Subsidiaries of the Company) at all times by the Company, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities, and (iii) substantially all of the assets of which consist at all times of Junior Subordinated Indebtedness issued by the Company and payments made from time to time in respect of such Junior Subordinated Indebtedness.

          "Indebtedness" of any Person shall mean, as at any date
           ------------
of determination, all indebtedness (including capitalized lease obligations) of such Person and its consolidated subsidiaries at such date that would be required to be included as a liability on a consolidated balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP.

          "Indenture" means this instrument as originally executed
           ---------
or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" also shall include the terms of particular series of Securities established as contemplated by Section 301.

          "Independent Expert" shall mean an accounting firm, an
           ------------------
investment banking firm, an appraiser or valuation firm or other expert selected by the Company that is not generally engaged in a major part in the service of the Company.

          "Interest" (whether or not capitalized), when used with
           --------
respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any
           ---------------------
Security, means the Stated Maturity of an installment of interest on such Security.

          "Issuance Fair Value Certificate" means a certificate or
           -------------------------------
opinion delivered to the Trustee in accordance with Section 1403, which includes: (i) a statement that the Person executing the Certificate is familiar with the provisions of the First Mortgage Bonds that are being pledged as security for a series of Securities and with the provisions of this Indenture, (ii) a statement of the principal amount of the First Mortgage Bonds to be pledged, the stated interest rate of such First Mortgage Bonds and the stated maturity date of such First Mortgage Bonds, (iii) a statement of the fair value to the Company of such First Mortgage Bonds, (iv) a statement identifying the Securities that are to be secured by such First Mortgage Bonds, and (v) a statement that, based solely upon the provisions of the First Mortgage Bonds and the Securities, the fair value of the Securities to be secured by such First Mortgage Bonds does not exceed the fair value to the Company of such First Mortgage Bonds. For this purpose, the "fair value to the Company" of First Mortgage Bonds and the "fair value" of Securities that are secured by First Mortgage Bonds shall mean the principal amount thereof. The Issuance Fair Value Certificate shall be made by an Independent Expert, unless the Trust Indenture Act permits the Certificate to be made by an engineer, appraiser or other expert who is an officer or employee of the Company and who is duly authorized to make such Certificate by the Company.

          "Junior Subordinated Indebtedness" shall mean any
           --------------------------------
unsecured Indebtedness of the Company (i) issued in consideration of the proceeds of the sale of Hybrid Preferred Securities and (ii) subordinated to the rights of the Holders hereunder.

          "Lien" means, with respect to any asset of any Person,
           ----
(i) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (iii) in the case of securities that constitute assets of such Person, any purchase option, call or similar right of a third party with respect to such securities.

          "Maturity", when used with respect to any Security, means
           --------
the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration as authorized by or pursuant to this Indenture, upon call for redemption or otherwise.

          "Mortgage" means the Mortgage and Deed of Trust, dated as
           --------
of July 1, 1936, from the Company to The Bank of New York, as successor trustee to The Riggs National Bank of Washington, D.C., as it heretofore has been and hereafter is supplemented and amended.

          "Mortgage Default" has the meaning specified in Section
           ----------------
501(7).

          "Mortgage Trustee" means the Person serving as trustee at
           ----------------
the time under the Mortgage.

          "Officers' Certificate" means a certificate delivered to
           ---------------------
the Trustee that is signed (i) by the Chairman of the Board, the President, a Vice President, the Chief Financial Officer or the Controller of the Company and (ii) by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. One of the officers signing an Officers' Certificate given pursuant to Section 1005 shall be the principal executive officer, the principal financial officer or the principal accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel,
           ------------------
who may (expect as otherwise expressly provided in this Indenture) be an employee of or be counsel for the Company.

          "Original Issue Discount Security" means any Security
           --------------------------------
that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities,
           -----------
means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i)   Securities theretofore cancelled by the
     Trustee or delivered to the Trustee for cancellation;

                    (ii)  Securities for whose payment or
     redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii) Securities as to which defeasance has been effected pursuant to Section 1302; and

                    (iv) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such security of the amount determined as provided in (i) above) of such Security, and
(iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (i) the pledgee's right so to act with respect to such Securities and (ii) that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company
           ------------
to pay the principal of or any premium or interest on any Securities on behalf of the Company. Unless otherwise provided in one or more indentures supplemental hereto, in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, the Trustee shall be the Paying Agent with respect to the Securities of each series.

          "Person" means a legal person, including any individual,
           ------
corporation, estate, partnership, limited liability company, joint venture, trust, unincorporated organization, or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Place of Payment", when used with respect to the
           ----------------
Securities of any series, means the place or places where the principal of and any premium or interest on the Securities of that series are payable as contemplated by Section 301.

          "Predecessor Security" of any particular Security means
           --------------------
every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means all electric generation plants
           ------------------
and all electric transmission and distribution facilities (but excluding all equipment and material not installed as part of the fixed property) of the Company that is located within the United States of America, except any such plant or facility that the Board of Directors by resolution determines is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

          "Redemption Date", when used with respect to any Security
           ---------------
to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any
           ----------------
Security to be redeemed, means the price at which the Security is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any
           -------------------
Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Release Date" means the date as of which all First
           ------------
Mortgage Bonds, other than First Mortgage Bonds held by the Trustee pursuant to Article Fourteen, have been retired through payment or redemption (including those First Mortgage Bonds "deemed to have been paid" within the meaning of that term as used in Article XVI of the Mortgage) at, before or after the maturity thereof.

          "Release Fair Value Certificate" means a certificate or
           ------------------------------
opinion delivered to the Trustee in accordance with Section 1409, which includes: (i) a statement that the Person executing the Certificate is familiar with the provisions of the First Mortgage Bonds that are being released from the lien of this Indenture and with the provisions of this Indenture, (ii) a statement of the principal amount of the First Mortgage Bonds to be released, the stated interest rate of such First Mortgage Bonds and the stated maturity date of such First Mortgage Bonds, (iii) a statement of the fair value of such First Mortgage Bonds, (iv) a statement identifying the Securities, the payment of the interest on and principal of which has been secured by such First Mortgage Bonds, and (v) a statement that, in the opinion of the Person executing the Certificate, such release will not, in contravention of the provisions of this

Indenture, impair the lien of the Indenture on the First Mortgage Bonds not being released. For this purpose, the "fair value" of First Mortgage Bonds shall mean the principal amount thereof. The Release Fair Value Certificate shall be made by an Independent Expert, unless the Trust Indenture Act permits the Certificate to be made by an engineer, appraiser or other expert who is an officer or employee of the Company and who is duly authorized to make such Certificate by the Company.

          "Responsible Officer", when used with respect to the
           -------------------
Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Sale and Lease-Back Transaction" shall mean any
           -------------------------------
arrangement with any Person providing for the leasing to the Company of any Principal Property, which Principal Property has been, or prior to the leasing thereof to the Company is, sold by the Company to such Person; provided, however, Sale and Lease-back Transaction shall not include any arrangement first entered into prior to the date of this Indenture.

          "Securities" has the meaning stated in the first recital
           ----------
of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the
           -----------------       ------------------
respective meanings specified in Section 305. Unless otherwise provided in one or more indentures supplemental hereto, in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, the Trustee shall be the Security Registrar and shall maintain the Security Register with respect to the Securities of each series of Securities.

          "Special Record Date" for the payment of any Defaulted
           -------------------
Interest means a date fixed by the Trustee pursuant to Section
307(b).

          "Stated Maturity", when used with respect to any Security
           ---------------
or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a Person (other than an individual or
           ----------
a government or any agency or political subdivision thereof) more than 50% of the outstanding voting interest of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Successor Company" has the meaning specified in Section
           -----------------
801.

          "Trustee" means the Person named as the "Trustee" in the
           -------
first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of
           -------------------
1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

          "U.S. Government Obligations" means securities that are
           ---------------------------
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "Vice President", when used with respect to the Company
           --------------
or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title
"vice president".

Section 102.   Compliance Certificates and Opinions.
               ------------------------------------

          (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          (b)  Every certificate (other than the Officers'
Certificate provided pursuant to Section 1005) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.   Form of Documents Delivered to Trustee.
               --------------------------------------

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.   Acts of Holders; Record Dates.
               -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the

Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104. Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

          (b) The fact and date of the execution by any Person of any instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute
sufficient proof of his authority.  The fact and date   of the
execution of any instrument or writing, or the authority of the Person executing the same, also may be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act, or to vote on any action authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section
701) prior to such first solicitation or vote, as the case may be. Any request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized, or agreed or consented to, such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date.

          (d) The ownership of Securities, including the dates of holding thereof, shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the

Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 105.   Notices, Etc., to Trustee and Company.
               -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (1) the Trustee by any Holder or by the
     Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                    (2)  the Company by the Trustee or by any
     Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, marked "Attention: Treasurer", or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.   Notice to Holders; Waiver.
               -------------------------

          (a) Where this Indenture provides for any notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled to receive such notice, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided, whether or not such notice is received by the Holder.

          (b) In case, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.   Language of Notices.
               -------------------

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

Section 108.   Conflict with Trust Indenture Act.
               ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded.

Section 109.   Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction of this Indenture.

Section 110.   Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether or not so expressed.

Section 111.   Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.   Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.   Governing Law.
               -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Section 114.   Legal Holidays.
               --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of the principal, premium or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity.

                           ARTICLE TWO

                         Security Forms

Section 201.   Forms Generally.
               ---------------

          (a) The Securities of each series shall be in substantially the form set forth in Attachment A to this Indenture, or in such other form as shall be established by one or more indentures supplemental hereto, by a Board Resolution or by an Officers' Certificate pursuant to a Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, the Board Resolution or Officers' Certificate (accompanied by the Board Resolution) shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          (b) The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.   Form of Legend for Global Security.
               ----------------------------------

          Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security that is subject to the foregoing, except in such limited circumstances."

Section 203.   Form of Trustee's Certificate of Authentication.
               -----------------------------------------------

          The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                             THE BANK OF NEW YORK

                                   As Trustee



                                   By:  _________________________
                                          Authorized Signatory


                          ARTICLE THREE

                         The Securities

Section 301.   Amount Unlimited; Issuable in Series.
               ------------------------------------

          (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

          (b) Securities may be issued in one or more series. Prior to the issuance of Securities of any series, there shall be established, by an indenture supplemental hereto, by a Board Resolution or by an Officer's Certificate pursuant to a Board Resolution, with respect to such series:

               (1)  the title of the Securities of the series
     (which shall distinguish the Securities of the series from Securities of any other series);

               (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107, and except for any Securities which, pursuant to Section 303(h), are deemed never to have been authenticated and delivered hereunder);

               (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor
     Securities) is registered at the close of business on the Regular Record Date for such interest;

               (4) the date or dates on which the principal of the Securities of the series is payable;

               (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

               (6) the place or places where the principal of and any premium or interest on Securities of the series shall be payable;

               (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

               (10) the currency, currencies or currency units in which payment of the principal of and any premium or interest on any Securities of the series shall be payable, if other than the currency of the United States of America, and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

               (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined by reference to an index or formula, the manner in which such amounts shall be determined;

               (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium or interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

               (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

               (14) the application, if any, of either or both of
     Section 1302 and Section 1303 to the Securities of the series;

               (15) whether the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities, and any circumstances, other than those set forth in Section 305(h), in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

               (16) if other than as specified in Section 501, the events of default applicable with respect to the Securities of the series;

               (17) if other than as specified in Section 502, the events of default the occurrence of which would permit the declaration of the acceleration of maturity pursuant to
     Section 502;

               (18) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of such series, or any combination of such covenants, warranties or provisions;

               (19) prior to the Release Date, whether the Securities shall be secured by First Mortgage Bonds as provided in Article Fourteen and, if so, the designation of the related series of First Mortgage Bonds being delivered to the Trustee in connection with the issuance of the securities; and

               (20) any other term of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(7)).

          (c) All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided in or pursuant to the indenture supplemental hereto, the Board Resolution or the Officers' Certificate pursuant to a Board Resolution with respect to such series.

          (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

Section 302.   Denominations.
               -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.   Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

          (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, President or a Vice
President, under its corporate seal, or a facsimile thereof, reproduced thereon and attested by its Secretary or an Assistant
Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

          (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with the supplemental indenture, Board Resolution or Officers' Certificate with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order, subject to the provisions hereof, shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating to the effect:

               (1) that the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

               (2) that all conditions precedent to the execution and delivery by the Company of the Securities have been complied with;

               (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (4) that all laws in respect of the issuance, execution and delivery by the Company of the Securities have been complied with; and

               (5) in the case of the issuance of a series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen, that the security interest of the Trustee in the First Mortgage Bonds delivered to the Trustee pursuant to Section 1402 is a valid and perfected first priority security interest.

          (d) Notwithstanding the provisions of Section 301 and paragraph (c) of this Section 303, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers' Certificate otherwise required pursuant to Section 301, or the Company Order and Opinion of Counsel otherwise required pursuant to paragraph
(c), at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          (e) The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

          (f) If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this
Section 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

          (g) Each Security shall be dated the date of its authentication.

          (h) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory of the Trustee, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder, but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.   Temporary Securities.
               --------------------

          (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, upon the request of the Holder, for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.   Registration, Registration of Transfer and Exchange.
               ---------------------------------------------------
          (a) The Company shall cause to be kept at an office or agency maintained by the Company in accordance with Section 1002 a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.

          (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new

Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (d) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          (e) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          (g) The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (h) Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 301, no Global Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906 and 1107 for Securities registered in the name of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee, unless (i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a "clearing agency" registered under the Exchange Act, and the Company within 90 days after it receives such notice or becomes aware of such ineligibility does not appoint successor Depository, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registerable, or (iii) there shall have occurred and be continuing an Event of Default, or an event which with notice or lapse of time or both would become an Event of Default, with respect to the Securities evidenced by such Global Security. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by
Section 301 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 202, except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

          (a) If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like principal amount and tenor and bearing a number not contemporaneously outstanding.

          (c) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new
Security, pay such Security.

          (d)  Upon the issuance of any new Security under this
Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          (e) Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          (f) The provisions of this Section 306 are exclusive and shall preclude (to the extent permitted by law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.   Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

          (a)  Except as otherwise provided as contemplated by
Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          (b) Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than ten days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall not be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          (c) Subject to the foregoing provisions of this Section 307, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.   Persons Deemed Owners.
               ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium or (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.   Cancellation.
               ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 309, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided that the Trustee shall not be required to destroy such cancelled Securities.

Section 310.   Computation of Interest.
               -----------------------

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.   CUSIP Numbers.
               -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                          ARTICLE FOUR

                   Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture.
               ---------------------------------------

          (a) Upon the direction of the Company, by a Company Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)  either:

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities the payment for which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1004) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore
     delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust (A) lawful money of the United States, (B) U.S. Government Obligations which through the payment of scheduled principal and interest in accordance with the terms thereof will provide, not later than one day before the due date of any payment such money, or (C) a combination thereof, in an amount sufficient, without reinvestment, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal and any premium or interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 606, the obligations of the Company to any Authenticating Agent under Section 613, and, if money or U.S. Government Securities shall have been deposited with the Trustee pursuant to paragraph (a)(1)(B) of this Section 401, the obligations of the Trustee under Section 402 and paragraph (e) of Section 1004, shall survive.

          (c) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Securities deposited pursuant to this Section 401, or the principal and interest received in respect thereof, other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

Section 402.   Application of Trust Money.
               --------------------------

          Subject to the provisions of paragraph (e) of Section 1004, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium or interest for the payment of which such money has been deposited with the Trustee.

                          ARTICLE FIVE

                            Remedies

Section 501.   Events of Default.
               -----------------

          "Event of Default", wherever used herein with respect to Securities of any particular series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the due and punctual payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (2) default in the due and punctual payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable at Maturity; or

               (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and the continuance of such default for a period of 30 days; or

               (4) failure on the part of the Company duly to observe or perform any covenant or agreement on the part of the Company (other than a failure that constitutes another Event of Default under this Section 501) set forth in this Indenture or in the Securities of a particular series (other than those covenants and agreements that have been included in this Indenture for the benefit of Securities of other series or are set forth exclusively in the terms of Securities of another series), and the continuance of such failure for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least a majority in principal amount of the Securities of that series at the time Outstanding, a written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (5) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law adjudging the Company as being bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of any substantial part of its properties, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (6) the institution by the Company of proceedings to be adjudicated as being bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of any substantial part of its properties, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (7) in the case of any series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen, prior to the Release Date, an "event of default" under Article IX, Section 1, of the Mortgage has occurred and is continuing (a "Mortgage Default"); or

               (8) any other Event of Default provided for in accordance with Section 301 with respect to Securities of that series.

Section 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          (a) In case one or more of the Events of Default specified in Section 501 (other than as provided in Section 501(7)) shall have occurred and be continuing with respect to any particular series of Securities, then and in each and every such case (unless the principal of all of the Securities of that series shall have already become due and payable) either the Trustee or the Holders of not less than thirty-three percent (33%) in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee, if given by Holders), may declare the principal (or, in the case of Original Issue Discount Securities, such amount of principal as may be provided for in such Securities) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of that series contained to the contrary notwithstanding, subject only to the provisions paragraph (c) of this Section 502.

          (b)  In the case of an Event of Default specified in
Section 501(7), (i) the principal (or, in the case of Original Issue Discount Securities, such amount of principal as may be provided for in such Securities) of all of the Securities of each series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen (unless the principal of all of the Securities of any such series shall have already become due and payable) shall become immediately due and payable if and only if the First Mortgage Bonds securing such series of Securities shall have become immediately due and payable in accordance with the terms of the Mortgage (which acceleration shall occur without any further action on the part of the Trustee (other than action by the Trustee as a holder of Mortgage Bonds under the Mortgage) or the Holders of such Securities, and (ii) the waiver or cure of any Mortgage Default and the rescission and annulment of its consequences in accordance with the terms of the Mortgage shall constitute an automatic waiver of the corresponding Event of Default under this Indenture and rescission and annulment of the consequences thereof under this Indenture, in either case, anything in this Indenture or in the Securities of that series contained to the contrary notwithstanding, subject only to paragraph (c) of this
Section 502. Upon an acceleration of the Securities pursuant to this paragraph (b), the Trustee shall immediately file with the Company a written demand for redemption of the Mortgage Bonds, if any, securing such Securities pursuant to Article Fourteen to the extent such redemption is provided for with respect to such series of First Mortgage Bonds either in the Mortgage or in an indenture supplemental thereto.

          (c) The provisions of paragraphs (a) and (b) are subject to the condition that if, at any time after the principal or the amount of principal, as the case may be, of any series of Securities, shall have been so declared or shall have become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

               (1) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay

                    (A) all matured installments of interest upon all Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal (and premium, if any) at the rate of interest prescribed therefor by such Securities, to the date of such payment or deposit), and

                    (B)  the fees and expenses of the Trustee,
     including the reasonable fees and disbursements of its counsel, and

               (2) any and all defaults under this Indenture with respect to the Securities of the series, other than the nonpayment of principal of (and premium, if any) and accrued interest on the Securities of that series which shall have become due solely by acceleration, shall have been cured or waived (including, if applicable, a Mortgage Default)

then the Holders of a majority in aggregate principal amount of the Securities of that series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

Section 503.   Collection of Indebtedness.
               --------------------------

          (a)  The Company covenants that if:

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium or interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 504.   Suits for Enforcement by Trustee.
               --------------------------------

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee, in its own name and as trustee as an express trust, may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights (including, prior to the Release Date, in the case of any series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen, the exercise of all rights to that end that the Trustee may have as a holder of the First Mortgage Bonds that secure such series of Securities), whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 505.   Trustee May File Proofs of Claim.
               --------------------------------

          (a) In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding (including, prior to the Release Date, in the case of any series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen, any claims of the Trustee as a holder of First Mortgage Bonds). In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          (b) No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

Section 506.   Trustee May Enforce Claims Without Possession of
               ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 507.   Application of Money Collected.
               ------------------------------

          Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 606;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium or interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium or interest, respectively; and

          THIRD: To the Company or its assigns, or as a court of competent jurisdiction may determine.

Section 508.   Limitation on Suits.
               -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee indemnity and security satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and security has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or the Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 509.   Unconditional Right of Holders to Receive Principal,
               ---------------------------------------------------
               Premium and Interest.
               --------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 510.   Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 511.   Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 306(f), no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 512.   Delay or Omission Not Waiver.
               ----------------------------
          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 513.   Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee (including, prior to the Release Date, in the case of First Mortgage Bonds that secure any series of Securities in accordance with Article Fourteen, the exercise by the Trustee of any rights, powers or privileges possessed by the Trustee as a holder of such First Mortgage Bonds under terms of such First Mortgage Bonds or under the Mortgage), with respect to the Securities of such series, provided that:

               (1) such direction shall not be in conflict with any provision of law or with this Indenture (and, in the case of the First Mortgage Bonds, the terms such First Mortgage
     Bonds and the Mortgage), and

               (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

Section 514.   Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

               (1) in the payment of the principal of, or any premium or interest on, any Security of such series, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 515.   Undertaking for Costs.
               ---------------------

          Each party to this Indenture agrees, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may in its discretion require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including reasonable attorneys' fees and disbursements, against any party litigant in any such suit, in the manner and to the extent provided in the Trust Indenture Act. This
Section 515 does not apply to a suit instituted (i) by the Trustee,
(ii) by a Holder pursuant to Section 509, or (iii) by a Holder or Holders of more than 10% in principal amount of the then Outstanding Securities.

Section 516.   Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 517.   Notice of Defaults.
               ------------------

          If a default occurs hereunder with respect to Securities of any series that is actually known to a Responsible Officer of the Trustee, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent required, and in the manner provided, by the Trust Indenture Act. For the purpose of this Section 517, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 518.   Defaults Under the Mortgage.
               ---------------------------
          In the case of any series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen, in addition to every other right and remedy provided in this Indenture, the Trustee, subject to Section 513, may exercise any right or remedy available to the Trustee in its capacity as owner and holder of First Mortgage Bonds that arises as a result of a default under the Mortgage.

                           ARTICLE SIX

                           The Trustee

Section 601.   Certain Duties and Responsibilities.
               -----------------------------------

          (a) Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties, and only such duties, as specifically are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates or opinions to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 601;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series, provided such direction shall not be in conflict with any rule of law or with this Indenture; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section
     601.

Section 602.   Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 601:

               (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2)  any request or direction of the Company
     referred to herein shall be sufficiently evidenced by a Company Order or Company Request and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (3)  whenever in the administration of this
     Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, except that in the case of any such Officers' Certificate that by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture;

               (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, except that in the case of any such Opinion of Counsel that by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (8) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

               (9) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless
     (i) written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee and (ii) such notice references the Securities and this Indenture; and

               (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 603.   Not Responsible for Recitals or Issuance of
               -------------------------------------------
Securities.
----------

          The recitals contained in this Indenture and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 604.   May Hold Securities.
               -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 607 and 612, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 605.   Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 606.   Compensation and Reimbursement.
               ------------------------------

          (a)  The Company agrees:

               (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided that:

                    (i)  with respect to any such claim, the
     Trustee shall have given the Company written notice thereof promptly after the Trustee shall have knowledge thereof, but failure by the Trustee to give such notice shall not affect the Trustee's right or the Company's obligation to indemnity hereunder;

                    (ii)  while maintaining absolute control over
     its own defense, the Trustee shall cooperate and consult with the Company in preparing such defense; and

                    (iii) notwithstanding anything to the contrary in this Section 606(3), the Company shall not be liable for settlement of any such claim by the Trustee entered into without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (b) The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this
Section 606, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          (c) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          (d) The provisions of this Section 606 shall survive the termination of this Indenture.

Section 607.   Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 608.   Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a Trustee under this Indenture which shall be a corporation that (i) is organized and doing business under the laws of the United States, any State thereof or the District of Columbia, (ii) is authorized under such laws to exercise corporate trust power, (iii) has a combined capital and surplus of at least $50,000,000, (iv) is subject to supervision or examination by Federal, State or District of Columbia authority, (v) has its Corporate Trust Office in the United States, and (vi) is otherwise qualified to act as Trustee under the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

Section 609.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of
Section 610.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 60 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d)  If at any time:

               (1)  the Trustee shall fail to comply with Section
     607 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2)  the Trustee shall cease to be eligible under
     Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged as being bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 515, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 610, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 610.   Acceptance of Appointment by Successor.
               --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee or Trustees with respect to all Securities, every successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its fees and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder (including all right, title and interest in any Mortgage Bonds held by the retiring Trustee in accordance with Article Fourteen).

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates (including all right, title and interest in any Mortgage Bonds held by the retiring Trustee in accordance with Article Fourteen).

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 610, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

Section 611.   Merger, Conversion, Consolidation or Succession to
               --------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 612.   Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 613.   Appointment of Authenticating Agent.
               -----------------------------------

          (a) The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 613, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 613, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 613, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 613, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of an Authenticating Agent hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 613.

          (d)  The Company agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section 613.

          (e) If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section 613, the Securities of such series may have endorsed thereon an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK

                              As Trustee


                              By:  ______________________________
                                     As Authenticating Agent


                              By:  ______________________________
                                     Authorized Signatory

                          ARTICLE SEVEN

        Holders' Lists and Reports by Trustee and Company

Section 701.   Company to Furnish Trustee Names and Addresses of
               -------------------------------------------------
Holders.
-------

          The Company will furnish or cause to be furnished to the
Trustee:

               (1) semi-annually, not later then June 30 and December 31 in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 15 or December 15, and

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 45 days prior to the time such list is furnished;

provided, however, that if the Trustee is acting in the capacity as Security Registrar, no delivery of such lists shall be required.

Section 702.   Preservation of Information; Communications to
               ----------------------------------------------
Holders.
-------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable and for so long as is required by the Trust Indenture Act, the names and addresses of Holders of each series of Securities (i) contained in the most recent list, if any, furnished to the Trustee as provided in Section 701 and (ii) received by the Trustee in the capacity as Security Registrar, if the Trustee is then acting in such capacity.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities of any series, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.   Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee, its relationship to the Company (or any other obligor under the Securities) and its actions under this Indenture as are required pursuant to the Trust Indenture Act at the times or such intervals and in the manner provided for in the Trust Indenture Act. If required, the report contemplated by
Section 313(a) of the Trust Indenture Act, shall be dated May 15 and shall be delivered to the Holders by the Trustee within sixty days after each May 15 following the date of this Indenture.

          (b) A copy of each report required by paragraph (a), at the time of transmission to Holders, shall be filed by the Trustee with the Commission and with each stock exchange upon which any Securities of any series are listed and shall be furnished to the Company. If and when Securities of any series are listed on any stock exchange, the Company shall notify the Trustee promptly of such listing and of any subsequent delisting thereof.

Section 704.   Reports by Company.
               ------------------

          (a)  The Company shall:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe pursuant to the Trust Indenture Act) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said sections of the Exchange Act, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission pursuant to the Trust Indenture Act, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission pursuant to the Trust Indenture Act, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit, within 30 days after the filing thereof with the Trustee, in the manner and to the extent required by the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission pursuant to the Trust Indenture Act.

          (b) Delivery to the Trustee of the reports, information and documents contemplated by this Section 704 is for informational purposes only and the Trustee's receipt thereof shall not constitute (unless otherwise provided in the Trust Indenture Act or the rules and regulations of the Commission thereunder) constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificate).

                          ARTICLE EIGHT

      Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company may Consolidate, Etc., Only on Certain
               ----------------------------------------------
Terms.
-----

          (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer, lease or other disposition of the properties and assets of the Company, or its successor or successors, to any other Person; provided that (i) the Person formed by such consolidation or into which the Company is merged or any Person that acquires by sale, conveyance, transfer or otherwise, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety (a "Company

Sale") shall be a corporation, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall be authorized to acquire and operate the assets so acquired (the "Successor Company"), (ii) as a condition precedent to a Company Sale, (A) the due and punctual payment of the principal of and any premium or interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company shall be expressly assumed by supplemental indenture to this Indenture, reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee by the Successor Company and (B) if the Company Sale occurs prior to the Release Date, the due and punctual payment of the principal of and any premium or interest on the First Mortgage Bonds securing any series of Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Mortgage to be performed by the Company with respect to such First Mortgage Bonds shall be expressly assumed by supplemental indenture to the Mortgage executed and delivered to the Mortgage Trustee by the Successor Company, and (iii) the Company shall not be permitted to effect any Company Sale if the completion of such Company Sale would create an Event of Default or an event under this Indenture which, with the passage of time or the giving of notice or both, would become an Event of Default.

          (b) Anything in this Indenture to the contrary notwithstanding, the conveyance or other transfer by the Company, in a single transaction or a series of related transactions, of either (i) all or any portion of its facilities for the generation and transmission of electric energy or (ii) all of any portion of its facilities for the distribution of electric energy, in either case alone or in combination with other assets (but not in combination with the other) shall in no event be deemed to constitute a conveyance or other transfer of the properties and assets of the Company as an entirety or substantially as an entirety. The character of particular facilities shall be determined in accordance with the Uniform System of Accounts prescribed for public utilities and licensees subject to the Federal Power Act, as amended, to the extent applicable.

Section 802.   Successor Corporation to Be Substituted.
               ---------------------------------------

          (a) In case of any Company Sale, the Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company. The Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of Potomac Electric Power Company or in the name of any corporation which previously shall have become the Company in accordance with the provisions of this Article Eight any or all of the Securities issuable hereunder, which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of the Successor Company instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which the Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities of a particular series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date or the execution hereof.

          (b) Nothing contained in this Indenture or in any of the Securities shall prevent the Company (i) from merging into itself any other Person, (ii) from selling or otherwise disposing of its property or assets not as an entirety or substantially as an entirety, or (iii) from acquiring by purchase or otherwise all or any part of the property of any other Person.

Section 803.   Opinion of Counsel to Be Given Trustee.
               --------------------------------------

          The Trustee, subject to Sections 601 and 602, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Eight.

                          ARTICLE NINE

                     Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

               (3) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

               (4) to establish the form and terms of Securities of any series as permitted by Sections 201 and 301; or

               (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the

     Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b); or

               (6) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

               (7) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental
     indenture and entitled to the benefit of   such provision nor
     (B) modify the rights of the Holders of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

               (8) to secure the Securities of one or more series (other than as provided in Article Fourteen); or

               (9)  to establish the terms upon which the
     Securities of one or more series may be convertible into, or exchangeable for, shares of common stock, preferred stock or other securities of the Company; or

               (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

Section 902.   Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          (a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) modify any of the provisions of this Section 902 or Section 514, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this
     Section 902, or the deletion of this proviso, in accordance with the requirements of Sections 610(b) and 901(5), or

               (4) in the case of any series of Securities that is secured by First Mortgage Bonds in accordance with Article
     Fourteen, impair the security interest of the Trustee hereunder in such First Mortgage Bonds, or reduce the principal amount of First Mortgage Bonds securing the Securities of a series to an amount less than the principal amount of Outstanding Securities of such series.

          (b) A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          (c) It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in conclusively relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities (or the applicable series) theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.
              -----------------------------------

                 Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust
Indenture Act.

Section 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of such series.

                           ARTICLE TEN

                            Covenants

Section 1001.  Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and any premium or interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Interest on Securities shall be payable without presentment of such Securities, and only to the registered Holders thereof determined as provided in Section 307. The Company shall have the right to require a Holder, in connection with the payment of the principal of and any premium or interest on a Security, to present at the office or agency of the Company at which such payment is made a certificate, in such form as the Company may from time to time prescribe, to enable the Company to determine its duties and liabilities with respect to any taxes, assessments or governmental charges that it may be required to deduct or withhold therefrom under any present or future law of the United States of America or of any State, county, municipality or taxing or withholding authority therein, and the Company shall be entitled to determine its duties and liabilities with respect to such deduction or withholding on the basis of information contained in such certificate or, if no such certificate shall be so presented, on the basis of any presumption created by any such law, and shall be entitled to act in accordance with such determination.

Section 1002.  Maintenance of Office or Agency.
               -------------------------------

          (a) So long as any Securities remain outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.
The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all purposes referred to in paragraph (a) and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          (c) Unless otherwise set forth in one or more indentures supplemental hereto, a Board Resolution or an Officers' Certificate pursuant to a Board Resolution with respect to a series of Securities, the Company hereby designates, as the Place of Payment for each series of Securities, the Borough of Manhattan, The City of New York, and initially appoints The Bank of New York at its Corporate Trust Office as the Company's office or agency for each of such purposes in such city.

Section 1003.  Vacancy in the Office of Trustee.
               --------------------------------

          The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Article Six, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 1004.  Money for Securities Payments to Be Held in Trust.
               -------------------------------------------------
          (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to 10:00 a.m. (New York City time) on due date for the payment of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 1004, that such Paying Agent will (i) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium or interest on the Securities of that series, and (iii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language customarily published on each Business Day and of general circulation in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days after the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1005.  Officers' Certificate Concerning Defaults; Notice of
               ----------------------------------------------------
               Default Under Mortgage.
               ----------------------

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate covering such preceding fiscal year and stating whether or not, to the knowledge of the signers thereof, the Company has complied with all conditions and covenants under this Indenture (determined without regard to any period of grace or requirement of notice provided hereunder) and, if not, describing in reasonable detail such noncompliance and the status thereof.

          (b) Prior to the Release Date, upon the occurrence of an "event of default" under Article IX, Section 1, of the Mortgage, the Company shall promptly deliver to the Trustee an Officers'
Certificate notifying the Trustee of such Event of Default.

Section 1006.  Liens.
               -----

          (a) Except as provided in paragraph (b) of this Section 1006, from and after the Release Date and for so long as the Securities of any series are Outstanding, the Company will not create, incur, assume or permit to exist any Indebtedness secured by any Lien on any property or assets now owned or hereafter acquired by the Company without making effective provision, and the Company covenants that in any such case it will make effective provision, whereby the Securities of any series then or thereafter Outstanding shall be secured by such Lien equally and ratably with the Indebtedness thereby secured, so long as such Indebtedness shall be so secured.

          (b) Nothing in this Section 1006 shall be construed to prevent the Company from creating, incurring, assuming or permitting to exist any Lien of the following character, to all of which the provisions of paragraph (a) of this Section 1006 shall not be applicable:

               (1) Liens on property or assets of the Company existing on the date hereof, provided that such Liens shall secure only those obligations which they secure as of the date hereof;

               (2) any Lien existing on any property or asset prior to the acquisition thereof by the Company, provided that
     (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not extend to any other property or assets of the Company;

               (3) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves, to the extent required by GAAP, have been set aside;

               (4)  carriers', warehousemen's, mechanics',
     materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves, to the extent required by GAAP, have been set aside;

               (5) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

               (6) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital leases), statutory obligations, surety and appeal bonds, advance payment bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (7) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company;

               (8) Liens upon any property acquired, constructed or improved by the Company that are created or incurred within 18 months after such acquisition, construction or improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, including carrying costs; provided that any such Lien shall not apply to any other property of the Company;

               (9)  Liens upon bills, notes and accounts
     receivable, cash, contracts, operating agreements, and leases in which the Company is lessor;

               (10) Liens upon shares of stock and other certificates or evidences of interest therein, and all bonds, notes and other evidences of indebtedness or certificates of interest therein and other securities now owned or hereafter acquired or possessed by the Company;

               (11) Liens upon equipment and materials not installed as a part of the fixed property of the Company and merchandise and supplies acquired by the Company for the purpose of resale or leasing to its customers in the ordinary course and conduct of its business;

               (12) Liens upon electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course and conduct of its business;

               (13) extensions, renewals and replacements of Liens referred to in paragraphs (1) through (12) of this Section 1006(b), provided that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced;

               (14) any Lien, of the type described in clause (iii) of the definition of the term "Lien", on securities imposed pursuant to an agreement entered into for the sale or disposition of such securities pending the closing of such sale or disposition; provided such sale or disposition is otherwise permitted under this Indenture;

               (15) Liens on the capital stock or other securities, or on the property, permits, franchises or other assets of, any Subsidiary of the Company; and

               (16) Liens to secure Indebtedness if, immediately after the grant thereof, the aggregate amount of all Indebtedness secured by Liens that would not be permitted but for this clause (16) does not exceed 20% of Capitalization as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries filed with the Commission pursuant to the Exchange Act.

          (c) If the Company shall issue, assume, or guarantee any Indebtedness secured by any Lien and if Section 1006(a) requires that the outstanding Securities be secured equally and ratably with such Indebtedness, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the outstanding Securities and deliver the same to the Trustee along with:

                    (i) An Officers' Certificate stating that the covenant of the Company contained in this Section 1006(c) has been complied with; and

                    (ii) An Opinion of Counsel to the effect that the Company has complied with the covenant contained in that
     Section 1006(c), and that all instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant and this Indenture.

          (d) In the event that the Company shall hereafter secure outstanding Securities equally and ratably with any other Indebtedness pursuant to the provisions of this Section 1006, the Company will enter into an indenture or agreement supplemental hereto and take such other action, if any, as is reasonably necessary to enable the Trustee to enforce effectively the rights of the Holders of outstanding Securities so secured equally and ratably with such other Indebtedness.

Section 1007.  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

          From and after the Release Date, and for so long as the Securities of any series are Outstanding, the Company will not enter into or permit to exist any Sale and Lease-Back Transaction; provided, however, that this Section 1007 shall not prevent the Company from;

               (1)  entering into any Sale and Lease-Back
     Transaction not involving a lease with a term of more than four years;

               (2)  entering into any Sale and Lease-Back
     Transaction to the extent a Lien on the Principal Property subject to such Sale and Lease-Back Transaction would be permitted under Section 1006;

               (3)  entering into any Sale and Lease-Back
     Transaction with respect to any property if such lease is entered into within eighteen months after the later of the acquisition, completion of construction or commencement of operation of such Principal Property; and

               (4)  entering into any Sale and Lease-Back
     Transaction if the Company, within 120 days after the effective date of the lease, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Property leased in such Sale and Lease-Back Transaction or
     (ii) the fair market value (as determined in good faith by the Board of Directors) of such Principal Property on any date within 90 days prior to the effective date of the lease, to the retirement of Funded Debt of the Company; provided, however, that the amount required to be applied to the retirement of Funded Debt of the Company shall be reduced by:

                         (A)  the principal amount of any
     Securities surrendered to the Trustee by the Company for cancellation within 120 days after the effective date of the lease, and

                         (B)  the principal amount of Funded Debt,
     other than Securities, voluntarily retired by the Company within 120 days after the effective date of the lease; and

     provided further that no retirement referred to in this clause
     (4) may be effected by payment on Maturity or pursuant to any mandatory sinking fund or prepayment provision.

Section 1008.  Perfection of Security Interests.
               --------------------------------

          (a) The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed, and re-recorded and refiled, in such a manner, at such times and in such places as may be required by law in order fully to preserve, protect and perfect the security, if any, for any series of Securities (including the security contemplated by Article Fourteen) and all rights therein of the Trustee.

          (b) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Opinion of Counsel stating that in the opinion of such counsel either (i) such action has been taken, with respect to the recording, filing, re-recording and refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the security interest of the Trustee intended to be created by this Indenture or any supplemental indenture for the benefit of the Holders from time to time of any series of Securities that is so secured (including any series of Securities that is secured by First Mortgage Bonds in accordance with Article Fourteen), and reciting the details of such action, or (ii) no such action is necessary to maintain and perfect such security interest.

Section 1009.  Calculation of Original Issue Discount.
               --------------------------------------

          In the event that there is issued and outstanding under this Indenture any Original Issue Discount Security, the Company shall file with the Trustee promptly following the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on such Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                         ARTICLE ELEVEN

                    Redemption of Securities

Section 1101.  Applicability of Article.
               ------------------------

          Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article Eleven.

Section 1102.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case that the redemption of Securities of any series is subject to any restriction on such redemption provided for in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          (a) If less than all the Securities of any series are to be redeemed in accordance with this Article Eleven (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.
               --------------------

          (a) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter period is specified in the Securities to be redeemed), to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          (b) All notices of redemption shall identify the Securities to be redeemed (including the CUSIP number(s)) and shall state:

               (1)  the Redemption Date,

               (2) the Redemption Price and accrued interest, if any,

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular securities to be redeemed,

               (4) in case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such

     Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

               (5)  that on the Redemption Date the Redemption
     Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

               (7) that the redemption is for a sinking fund, if such is the case.

          (c) Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105.  Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Company shall deposit by 10:00 a.m. (New York City time) on the Redemption Date) with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1004) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.
               -------------------------------------

          (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by
Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Persons who are Holders of such Securities, or one or more Predecessor Securities, at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.

          (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption due to the failure of Company to deposit the Redemption Price as provided in Section 1105, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.
               ---------------------------

          Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE TWELVE

                          Sinking Funds

Section 1201.  Applicability of Article.
               ------------------------

          (a) The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
301 for Securities of such series.

          (b) The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with
               ------------------------------------------
Securities.
----------

          The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, (i) deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.
               -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and also shall deliver to the Security Registrar any Securities to be so delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                        ARTICLE THIRTEEN

               Defeasance and Covenant Defeasance

Section 1301.  Applicability of Article; Company's Option to Effect
               ----------------------------------------------------
               Defeasance or Covenant Defeasance.
               ---------------------------------

          If pursuant to Section 301 provision is made for either or both of (i) defeasance of the Securities of a series under
Section 1302 or (ii) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

Section 1302.  Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of the above option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1305 as more fully set forth in such Section, payments of the principal of and any premium or interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1004 and such obligations as shall be ancillary thereto, (iii) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee under this Indenture and
(iv) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this
Section 1302 notwithstanding the prior exercise of its option under
Section 1303 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

Section 1303.  Covenant Defeasance.
               -------------------

          Upon the Company's exercise of the above option applicable to this Section 1303 and after the date the conditions set forth in Section 1304 are satisfied, the Company shall be released from its obligations under any additional or substitute covenant established with respect to the Securities of any series pursuant to Section 301(20) if the Securities of such series have been determined pursuant to Section 301 to be subject to this provision (with any such additional or substitute covenant referred to herein as a "Defeasible Covenant"), and the occurrence of an event specified in Section 501(4) with respect to such Defeasible Covenant shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Defeasible Covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Defeasible Covenant or by reason of any reference in any such Defeasible Covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Section 501(5) or Section 501(6) or by reference to Section 501(4) and such Defeasible Covenant.

Section 1304.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions precedent to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:

               (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S.

     Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and any premium or interest on the Outstanding Securities of such series on the Maturity of such principal, premium or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing.

               (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) shall not be deemed satisfied until the expiration of such period).

               (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest referred to in Section 607 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

               (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

               (5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted.

               (6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding

     Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

               (7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (8) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

               (9) The Company shall have paid, or provided for the payment of, the fees and expenses of the Trustee payable pursuant to Section 606.

               (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305.  Deposited Money and U.S. Government Obligations to
               --------------------------------------------------
               Be Held in Trust; Other Miscellaneous Provisions.
               ------------------------------------------------

          (a) Subject to the provisions of Section 1004(e), all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium or interest, but such money need not be segregated from other funds (except to the extent required by law).

          (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to
Section 1304 or the principal and interest received in respect thereof.

          (c) Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1306.  Reinstatement.
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal, premium or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                        ARTICLE FOURTEEN

                            Security

Section 1401.  Applicability of Article.
               ------------------------

          If pursuant to Section 301 provision is made to secure the payment of the principal of, premium, if any, and interest on any series of Securities issued under this Indenture by delivery to and pledging with the Trustee of First Mortgage Bonds issued under the Mortgage, this Article Fourteen shall apply.

Section 1402.  Delivery of First Mortgage Bonds to Trustee.
               -------------------------------------------

          (a) In order to secure by the lien of the Mortgage the obligation of the Company to pay duly and punctually the principal of, premium, if any, and interest on the Securities of any series issued under this Indenture, the Company, at any time prior to or concurrently with its delivery to the Trustee of any Securities for authentication and delivery in accordance with a Company Order pursuant to Section 303, shall deliver to the Trustee and pledge as security for payment of the principal of, premium, if any, and interest on such Securities, and the Trustee, subject to Section 1403, shall accept therefor, First Mortgage Bonds registered in the name of the Trustee (i) in an aggregate principal amount equal to or exceeding the aggregate principal amount of Securities of such series to be authenticated and delivered pursuant to such Company Order, (ii) with a stated maturity date not earlier than the Stated Maturity of such Securities, (iii) bearing an interest rate equal to the interest rate borne by such Securities, (iv) having interest payment dates that are the same as the

Interest Payment Dates of such Securities, and (v) in all other material respects conforming as nearly as is practicable to the terms of such Securities.

          (b) The First Mortgage Bonds shall be in the form established by or in accordance with the Mortgage and with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Mortgage, or are required or permitted by this Indenture and consistent with the Mortgage.

          (c) Any series of First Mortgage Bonds may secure the payment of the principal, premium, if any, and interest on only one corresponding series of Securities, and no series of Securities shall be secured by more than one series of First Mortgage Bonds. Each Security of a series shall specify the series of First Mortgage Bond that secures the Securities of such series.

Section 1403.  Authentication of Securities.
               ----------------------------

          Prior to the authentication of any Securities secured by First Mortgage Bonds, in addition to the deliveries to the Trustee contemplated by Sections 301 and 303, the Trustee shall receive from the Company, and (subject to Section 601 hereof) shall be fully protected in relying upon:

               (1) the Board Resolution authorizing the issuance and delivery to the Trustee of the First Mortgage Bonds;

               (2) a copy of the Combined Engineer's, Officers' and Accountant's Certificate delivered to the Mortgage Trustee pursuant to Article III, Sections 3(b) and 4(a), and Article XVIII, Sections 1(a), 1(c), 2 and 3(c), of the Mortgage, on which the Trustee shall be entitled conclusively to rely as if such Certificate were addressed to the Trustee;

               (3) a copy of the Order of the District of Columbia Public Service Commission and of the order of any other applicable regulatory authority the consent or approval of which is required for the issuance of the First Mortgage Bonds;

               (4) a copy of the opinion of counsel delivered to the Mortgage Trustee pursuant to Article III, Section 4, of the Mortgage, which shall state that the Trustee shall be entitled conclusively to rely thereon as if addressed to the Trustee; and

               (5) if required by the Trust Indenture Act, an Issuance Fair Value Certificate.

Section 1404.  First Mortgage Bonds as Security for Securities.
               -----------------------------------------------

          (a) Until the Release Date, the First Mortgage Bonds delivered to and pledged with the Trustee pursuant to Section 1402 shall be held in trust by the Trustee for the equal and proportionate benefit and security of the Holders from time to time of the corresponding series of Securities, and shall serve as security for (i) the full and prompt payment of the principal of and premium, if any, on such Securities when and as the same shall become due in accordance with the terms and provisions of the Securities and this Indenture, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and
(ii) the full and prompt payment of any interest on such Securities when and as the same shall become due in accordance with the terms and provisions of the Securities and this Indenture.

          (b) Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, (i) the First Mortgage Bonds held by the Trustee shall cease to secure any obligation of the Company under this Indenture, including the payment of principal of and any premium or interest on all Securities issued in accordance with this Article Fourteen, (ii) the obligation of the Company to make payment with respect to the principal of and any premium or interest on the First Mortgage Bonds held by the Trustee shall cease, and (iii) the Trustee shall release the First Mortgage Bonds as provided for in Section 1409.

          (c) Following the Release Date, the Company shall cause the Mortgage to be terminated and the Company shall not issue any additional First Mortgage Bonds under the Mortgage.

Section 1405.  No Other Security; No Modification of Mortgage.
               ----------------------------------------------

          (a) Except for the designated First Mortgage Bonds, the Securities issued in accordance with this Article Fourteen shall not be secured by any particular assets, franchises, rights, powers or entitlements of the Company or any other Person.

          (b) The rights, powers, obligations and duties of the Company and the Mortgage Trustee under the First Mortgage Bonds are governed exclusively by the terms thereof and the Mortgage, and nothing herein shall create any additional rights or powers, or any additional obligation or duty, of any Person in, under or to the Mortgage or the First Mortgage Bonds (other than the rights and powers of the Trustee as a holder of First Mortgage Bonds).

Section 1406.  Payments on First Mortgage Bonds.
               --------------------------------

          (a) The obligation of the Company to make any payment of the principal of, or any premium or interest on, any First Mortgage Bonds securing any series of Securities in accordance with this Article Fourteen, whether at Stated Maturity, upon call for redemption, or otherwise, shall be fully or partially, as the case may be, deemed to have been satisfied and discharged to the extent that (i) at the time any such payment shall be due, the then due principal of or any premium or interest on the corresponding principal amount of Securities that such First Mortgage Bonds secure shall have been fully or partially paid, deemed to have been paid or otherwise satisfied or discharged in accordance with the terms thereof or this Indenture or (ii) the amount of the Company's obligation to make any such payment in respect of such First Mortgage Bonds exceeds the obligation of the Company at that time to make payment of the principal of, premium, if any, and interest on the Securities that are secured by such First Mortgage Bonds.

          (b) In the event that the Company fails to make payment of any principal of, or premium or interest on, any series of Securities that are secured by First Mortgage Bonds in accordance with this Article XIV, the Trustee shall, within five days after the date such payment was due, notify the Mortgage Trustee in writing of the details of such nonpayment.

Section 1407.  Certain Responsibilities of Trustee with
               ----------------------------------------
               Respect to First Mortgage Bonds.
               -------------------------------

          (a) The Trustee, as a holder of First Mortgage Bonds, or its agent shall attend any meeting of the holders of First Mortgage Bonds duly called under the Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith, as to matters with respect to which it is entitled to vote or consent. Either at such meeting, or otherwise where the consent of holders of First Mortgage Bonds under the Mortgage is sought without a meeting, the Trustee shall vote the First Mortgage Bonds held by it, or shall grant or withhold its consent with respect thereto, as the Trustee determines to be in the best interests of the Holders of the series of Securities secured by such First Mortgage Bonds, unless the Trustee is directed otherwise by the Holders of not less than a majority in aggregate principal amount of such series of Securities.

          (b)  In exercising its responsibilities under paragraph
(a), the Trustee may solicit instructions from the Holders of any series of Securities that is secured by First Mortgage Bonds and, if so, shall vote or shall grant or withhold its consent with respect to the First Mortgage Bonds as directed by the Holders of a majority in aggregate principal amount of the Securities of that series.

Section 1408.  Permitted Transfers of First Mortgage Bonds
               ___________________________________________
               by the Trustee.
               --------------

          Except (i) as required to effect an assignment to a successor Trustee under this Indenture, (ii) in accordance with
Section 1409 or (iii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company, the Trustee shall not sell, assign or transfer the First Mortgage Bonds delivered to the Trustee pursuant to Section 1402, and the Company shall issue stop transfer instructions to the Mortgage Trustee and to any transfer agent for the First Mortgage Bonds to effect compliance with this
Section 1408.

Section 1409.  Release of First Mortgage Bonds.
               -------------------------------

          (a) Following the Release Date, the Trustee shall, upon the request of the Company set forth in a Company Order and (if required to be delivered under the Trust Indenture Act) the receipt of a Release Fair Value Certificate, surrender to the Company or the Mortgage Trustee (as directed by the Company Order), together with such appropriate instruments of transfer or release as may be reasonably requested by the Company, without any payment of consideration by the Company therefor, all of the First Mortgage Bonds held by the Trustee.

          (b) If, prior to the Release Date, there shall be delivered to the Trustee for cancellation all of the Outstanding Securities of any series that is secured in accordance with this Article Fourteen by First Mortgage Bonds, or the Company pays or causes to be paid, or deposits or causes to be deposited with the Trustee in accordance with Section 1302 funds or U.S. Government Securities sufficient to pay, the principal of and any premium or interest on all of the Outstanding Securities of such series, (i) such Securities shall cease to be entitled to any lien, benefit or security pursuant to this Article Fourteen, (ii) the obligation of the Company to make payment with respect to the principal of and any premium or interest on the First Mortgage Bonds securing such Securities shall be deemed satisfied and discharged, and (iii) upon the written request of the Company set forth in a Company Order and (if required to be delivered under the Trust Indenture Act) the receipt of a Release Fair Value Certificate, the Trustee shall surrender to the Company or the Mortgage Trustee (as directed by the Company Order), together with such appropriate instruments of transfer or release as may be reasonably requested by the Company, without any payment of consideration by the Company therefor, all of the First Mortgage Bonds securing such Securities.

          (c) If, prior to the Release Date, there shall be delivered to the Trustee for cancellation (excluding Securities delivered to the Trustee for cancellation following the registration of transfer or exchange thereof pursuant to Section 305 or the replacement thereof pursuant to Section 306) less than all of the Outstanding Securities of any series that is secured in accordance with this Article Fourteen by First Mortgage Bonds, or the Company pays or causes to be paid, the principal of and any premium or interest on less than all of the Outstanding Securities of any series, (i) the Securities cancelled shall cease to be entitled to any lien, benefit or security pursuant to this Article Fourteen, (ii) the obligation of the Company to make payment with respect to the principal of and any premium or interest on the First Mortgage Bonds securing such Securities shall be deemed satisfied and discharged, and (iii) upon the written request of the Company set forth in a Company Order and (if required to be delivered under the Trust Indenture Act) the receipt of a Release Fair Value Certificate, the Trustee shall surrender to the Company or the Mortgage Trustee (as directed by the Company Order), together with such appropriate instruments of transfer or release as may be reasonably requested by the Company, without any payment of consideration by the Company therefor, First Mortgage Bonds securing such Securities in an aggregate principal amount equal to the aggregate principal amount of Securities delivered to the Trustee for cancellation.

          (d) Prior to the Release Date, the Company shall not cause the surrender by the Trustee, as contemplated by this Section 1409, of First Mortgage Bonds of any series if, after such surrender, the aggregate principal amount of First Mortgage Bonds of such series held by the Trustee would be less than the aggregate principal amount of Securities that are secured by such series of First Mortgage Bonds.

          (e) The Company shall notify the Trustee promptly in writing of the occurrence of the Release Date. Notice of the occurrence of the Release Date shall be prepared by the Company and, at the written request of the

Company, shall be given by the Trustee to the Holders of the Securities in the manner provided in Section 1.06 hereof not later than 30 days after the receipt of such notice from the Company.

Section 1410.  Further Assurances.
               ------------------

          The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as may be necessary in order to better assign, assure, perfect and confirm to the Trustee its security interest in the First Mortgage Bonds and for maintaining, protecting and preserving such security interest.

                         ARTICLE FIFTEEN

            Immunity of Incorporators, Stockholders,
                     Officers and Directors

Section 15.01. Indenture, Securities and First Mortgage Bonds
               ----------------------------------------------
               Solely Corporate Obligations.
               ----------------------------

          No recourse for the payment of the principal of or any premium or interest on any Security or on any First Mortgage Bond, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture, the Mortgage or in any supplemental indenture, or in any Security or in any First Mortgage Bond, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


     *            *            *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              POTOMAC ELECTRIC POWER COMPANY



                              By:  _________________________
                                   Name:
                                   Title:


                              THE BANK OF NEW YORK, as Trustee



                              By:  ___________________________
                                   Name:
                                   Title:

                                                       Schedule A

Form of Face of Security.
------------------------

          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]


                 POTOMAC ELECTRIC POWER COMPANY


No._________                                      $__________

                                               CUSIP No. _________

          Potomac Electric Power Company, a corporation duly organized and existing under the laws of the District of Columbia and the Commonwealth of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of __________________ [Dollars] on _____________, [if the Security is
to bear interest prior to Maturity, insert -- , and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and ___________ in each year (an "Interest Payment Date"), commencing _________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the last business day which is more than ten days prior to Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest, except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose [insert place of payment] in such coin or currency of the United States of America [or insert other currency], as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Until the Release Date, the due and punctual payment of the principal of, premium, if any, and interest on this Security is secured pursuant to Article XIV of the Indenture by a series of First Mortgage Bonds issued by the Company under the Mortgage and Deed of Trust, dated July 1, 1936, as amended and supplemented, between the Company and The Bank of New York, as trustee and as successor in such capacity to The Riggs National Bank of Washington, D.C., and designated as "First Mortgage Bonds, ___% Series due _____" and delivered and pledged by the Company to the Trustee.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                   POTOMAC ELECTRIC POWER COMPANY




                                   By:  _________________________

Attest:


_____________________

Form of Reverse of Security.
---------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an Indenture, dated as of _____ __, 1998 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $ ________].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert -- (i) on ___________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (ii)] at any time on or after _________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ___________, __%, and if redeemed] during the 12-month period beginning _________ of the years indicated,

               Redemption                    Redemption
     Year      Price               Year      Price
     ----      ----------          ----      ----------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (i) on _______ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (ii) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:
If redeemed during the 12-month period beginning ___________ of the years indicated,

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                             - 77 -


               Redemption Price              Redemption Price For
               For Redemption                Redemption Otherwise
               Through Operation             Than Through Operation
     Year      of the Sinking Fund           of the Sinking Fund
     ----      -------------------           ----------------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.]

          [The sinking fund for this series provides for the redemption on ________ in each year beginning with the year ____ and ending with the year of____ [not less than $_________ ("mandatory sinking fund") and not more than] $________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].

          [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If applicable, insert -- This Security is not subject to redemption prior to maturity.]

          [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [(i)] (the entire indebtedness evidenced by this Security] [and (ii)] [certain restrictive covenants,] [in each case] upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

          [If the Security is not an Original Issue Discount
Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [-- insert formula for determining the amount]. Upon payment [if applicable, insert -- (i)] of the amount of principal so declared due and payable [if applicable, insert -- and
(ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable)],

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                             - 78 -

all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium or interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $ ______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security and the Indenture are governed by and shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

          All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.